Exhibit 32.1

CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of E Med Future, Inc. (the “Company”) on Form 10-QSB for the period ending March 31, 2005 (the “Report”) filed with the Securities and Exchange Commission on the date hereof, the undersigned, being the Chief Executive Officer and the Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ D. Dane Donohue	/s/ Donald Sullivan
D. Dane Donohue	Donald Sullivan
PRESIDENT AND CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Date: May 16, 2005